Financial Income, Net	12 Months Ended
Dec. 31, 2023
Financial Income, Net
Financial Income, Net

(C.4) Financial Income, Net

€ millions	2023	2022	2021
Finance income	857	811	3,123
Thereof interest income from financial assets at amortized cost	376	100	29
Thereof gains from financial assets at fair value through profit or loss	380	608	3,067
Finance costs	-1,313	-2,200	-945
Thereof losses from financial assets at fair value through profit or loss	-525	-1,802	-654
Thereof interest expense from financial liabilities at amortized cost	-400	-203	-156
Thereof interest expense from financial liabilities at fair value through profit or loss	-239	-69	-50
 Financial income, net	-456	-1,389	2,178

Financial income, net, increased €934 million in 2023, in comparison to 2022, mainly due to:

-	Lower net losses from the fair valuation of our equity investments (€1,049 million),
-	An increase in interest income due to a higher market interest rate level applied to a higher volume of interest-generating investments (€276 million) which is partially offset by an increase in interest expenses on our financial debt (€-197 million) (for more information, see Note (E.3)), and
-	An increase in interest expenses from derivatives (€-170 million), mainly from the deal contingent forward held in connection with the Qualtrics disposal (for more information, see Note (F.1)).